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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     I, David W. Dorman, Chairman of the Board and Chief Executive Officer of AT&T Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 (the "Periodic Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     (2) Information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of AT&T Corp.

                                                  /s/ DAVID W. DORMAN
                                          --------------------------------------
                                                     David W. Dorman
                                                 Chief Executive Officer

Dated: April 28, 2005

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.